UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2007

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2007, Commonwealth Edison Company (ComEd) issued $425 million aggregate principal amount of its First Mortgage 6.15% Bonds, Series 106, due September 15, 2017. See Item 2.03 below for a description of those Bonds and related agreements.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 10, 2007, ComEd issued $425 million of its First Mortgage 6.15% Bonds, Series 106, due September 15, 2017. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of August 30, 2007 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility plant. The proceeds of the Bonds were used to repay borrowings made by ComEd under its revolving credit facility. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-133966), which was declared effective upon filing with the Securities and Exchange Commission on May 10, 2006.

The Bonds carry an interest rate of 6.15% per annum, which is payable semi-annually on March 15 and September 15, commencing March 15, 2008. The Bonds are redeemable at any time at ComEd’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated September 4, 2007 between ComEd and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) ComEd’s Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-133966, as noted below:

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1-1-6	Underwriting Agreement dated September 4, 2007 between ComEd and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	4-4-6	Supplemental Indenture dated as of August 30, 2007 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-7	Opinion dated September 10, 2007 of Sidley Austin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

September 11, 2007

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description
1.1	1-1-6	Underwriting Agreement dated September 4, 2007 between ComEd and Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	4-4-6	Supplemental Indenture dated as of August 30, 2007 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-7	Opinion dated September 10, 2007 of Sidley Austin LLP